Long- Term Debt - Summary of Long-term Debt Instruments (Detail) - OAK Street Health Inc and Affiliates [Member] $ in Thousands	Dec. 31, 2019 USD ($)
Note payable to Hercules Capital, Inc., originally dated August 7, 2017 and amended April 26, 2019 and January 13, 2020. The note bears a floating interest rate of the greater of 9.75% or the sum the Prime Rate plus 5.00%.	$ 80,000
Less: Unamortized discount and debt issuance costs	1,347
Less: Current maturities	(18,507)
Total long-term debt	$ 62,840